SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



                      Date of Report: June 25, 2003
                    (Date of earliest event reported)

                             FNB CORPORATION
           (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of            000-24141                   54-1791618
incorporation or          (Commission                (I.R.S. Employer
organization)             File Number)               Identification No.)


                              105 Arbor Drive
                      Christiansburg, Virginia 24068
                  (Address of principal executive office)

                               540-382-4951
                     (Registrant's telephone number,
                          including area code)


                            Not Applicable
       (Former name or former address, if changed since last report)


___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

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Item 5.  Other Events and Regulation FD Disclosure.

     On June 26, 2003, FNB Corporation (NASDAQ: FNBP) and Bedford Bancshares, Inc. (NASDAQ: BFSB) announced that shareholders of FNB and Bedford voted to approve the merger of FNB and Bedford. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

      Exhibits

      99.1          FNB Corporation press release dated May 15, 2003




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FNB CORPORATION
                               (Registrant)

                              /s/ Peter A. Seitz
                              Name:  Peter A. Seitz
                              Title:  Executive Vice President & Chief
                                      Administrative Officer
Date:  June 26, 2003

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                                EXHIBIT INDEX


Exhibit No.       Description_________________________________________

   99.1 Joint Press Release, dated June 26, 2003: Shareholders Approve Union of FNB Corporation and Bedford Bancshares, Inc.
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